Exhibit 10.19

APPLICATION AND AGREEMENT FOR IRREVOCABLE STANDBY LETTER OF CREDIT/LETTER OF GUARANTEE

BRANCH	DATE October 23, 2003	BANK REFERENCE NUMBER

1. Please    ☒ issue ☐ amend

☒ By airmail/Courier

Original to:    ☐Branch ☒ Applicant ☐ Beneficiary

(Place “X” in one box only)

☐ By Teletransmission

For my/our account the following:

☒ Irrevocable Standby Letter of Credit

      Subject to: ☐ UCP ☐ ISP (Place “X” in one box only)

☐ Irrevocable Letter of Guarantee

2. Applicant (For Account Of) Lowell Mineral Exploration

3. Beneficiary (In Favour Of) Banco Sud AMERICANO	4. Amount in words (specify currency) Two Million Dollars Amount in figures $2,000.000.00

5. Expiry date of guarantee/L/C May 10, 2004	Expiry date of counterguarantee (IF APPLICABLE)

6. Details including purpose, documentation required and special conditions, if any.

Irrevocable Stanby Letter of Credit is to satisfy the Bank Guarantee requirement of June 10, 2003, Option Contract for the transfer of mining concessions entered into between Empresa Minera del Centro del Peru, S.S. and Minera Peru Copper Syndicate s.a. with the intervention of Investment Promotion Agency- Proinversion, Peru Copper Syndicate LTD. Funds for this Bank Guarantee are being advanced by Lowell Mineral Exploration LLC.

☐ Suggested Proforma attached duly signed bearing reference to this application.

FOR BANK USE ONLY

Debit drawings to DDA Account            # _____________ (CAD/USD)

Commission Rate                                        _____________

Customer Data Maintenance Form           Supplied/Attached

                                                                         (delete one)

Customer SLC/LG ID #                             _____________

OLL INFORMATION

OLL Account # ________________________

BLT Transit # ______________

Booked as Financial / Non-Financial (delete one)

OTHER LIABILITY LOAN NUMBERS

The Undersigned hereby requests The Bank of Nova Scotia (the “Bank”) to issue or amend its Irrevocable Standby Letter of Credit or Irrevocable Letter of Guarantee substantially in compliance with specifications noted above. If the Bank authorizes the issuance or amendment of its Irrevocable Standby Letter of Credit or Irrevocable Letter of Guarantee, its counter guarantee or supporting letter of credit, the Undersigned agrees to be bound by the terms and conditions set out on the reverse hereof.

Company Name (where applicable)

Lowell Mineral Exploration LLC.

Company Contact to clarify instructions

J. David Lowell

Telephone Number: 520-281-8271

Customer Liability under SLC_______ Curr___________________

Customer Liability under LG________ Curr___________________

AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE

_______________________        _________________________

X

/s/ J. David Lowell

Customer signature

___________________________________

Customer signature

(IN CASE OF INCORPORATED COMPANIES AND OTHER ORGANIZATIONS THIS FORM MUST BE SIGNED BY PROPERLY AUTHORIZED OFFICIALS)

NUMBER NUMBER _______________________ _________________________